EXHIBIT 10.7
                             CORDEXA NETWORKS CORP.
                           938 HOWE STREET, SUITE 402
                              VANCOUVER, BC V6Z1N9
                                     CANADA


Mr.  Joe  McGuiness
Manager,  Dedicated  Services  and  Co-location
NetNation  Communications,  Inc.
Harbour  Center  Suite  1410
555  West  Hastings  Street
Vancouver,  BC  V6B4N6
Canada

                                                                October 10, 2003


Dear  Mr.  McGuiness:

             RE:     CORDEXA / NETNATION MEMORANDUM OF UNDERSTANDING

Cordexa Networks Corporation ("Cordexa") and NetNation Communication Inc.("NetNation"), (jointly, the "Parties") hereby express their joint intent to enter into a mutually beneficial strategic relationship. The Parties desire to execute this non-binding Memorandum of Understanding (this "MOU") outlining the Parties' understanding of such relationship.

The Parties agree that execution of a copy of this MOU is acceptance of an understanding in principle between the Parties as set forth herein.


NON-BINDING

This MOU is not binding on the Parties and no Party will have any legal obligation, whether arising out of this MOU or otherwise, to the other Party or to any other person or entity by reason of this MOU or any other matter contemplated hereby or giving rise hereto, unless and until the Parties execute one or more definitive agreements with respect to the subject matter hereof and then only to the extent set forth in such definitive agreements. Such definitive agreements, if so executed, will supersede any terms and conditions expressed in this MOU or any other communication between the Parties and will contain such terms, conditions, covenants, representations and warranties as are appropriate for transactions of that type. With exceptions noted above, nothing contained herein will obligate the Parties despite the use herein of the terms "shall," "will," or other obligatory words or phrases.


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I.  UNDERSTANDING  IN  PRINCIPLE

SCOPE

The Parties will work together to develop specific business opportunities and mutual commitments that contribute to the execution of both Cordexa and NetNation's business plans, including:

     The introduction of Cordexa's niche hosting services, thought leadership and consulting to NetNation's customers;

     The introduction of NetNation's co-location and server facility services to Cordexa's customers;

     joint  publicity  of  the  above  efforts.


MUTUAL  RESPONSIBILITIES

The Parties agree to use reasonable commercial efforts in support of the Guiding Principles set forth in Article II below and to accomplish the tasks set forth in the Joint Action Plan attached hereto as Schedule "B" within the time frame agreed upon.

Each Party will assign the appropriate personnel within their own organizations to accomplish the tasks outlined.

Neither Party shall commit to expend capital on behalf of the other without the express written consent and the appropriate approval of the relevant operating entities of that Party and the other Party to this agreement.


II.  GUIDING  PRINCIPLES

1. The Parties will primarily focus on, but not be limited to, the creation of mutual business opportunities.

2.     For  greater certainty, but without limiting any other provisions in this
MOU:

     a. NetNation will select Cordexa as a preferred but non-exclusive supplier of niche and application services;
     b. Cordexa will select NetNation as a preferred but non-exclusive supplier of commodity and value hosting services;
     c. Cordexa will provide services to NetNation on a project-by-project basis;
     d. Cordexa and NetNation will identify and develop joint opportunities to provide customer solutions to each other's customers and prospects;


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     e.   Cordexa  and  NetNation  will  participate in joint press releases and other promotional activities on a mutually agreed basis, including event sponsorships, promotions, trades shows, and other joint activities; and,

3. Opportunities not addressed in this MOU ("Additional Opportunities") will be defined by scope, time, individual competencies, and management responsibility in a separate document.

4. Participation in each Additional Opportunity will be determined by the respective competencies and value contributed by the Parties.

5. The Parties may pursue this and Additional Opportunities through, but not limited to Joint Ventures, Formal and Informal Alliances, Third Party Agreements, Vendor/Customer Relationships, and Investment Financing.

6. This relationship shall at all times be subject to commercial reasonableness, common sense, and practicality.

7. Each Party will appoint a person(s) to represent their respective interests. Such representatives will hold discussions not less than once per quarter for the purpose of reviewing and discussing opportunities relevant to this MOU.

III.  CONSENTS/APPROVALS/LEGAL  REQUIREMENTS

This MOU and the consummation of any material transactions contemplated herein shall be subject to approval by the board of Directors of Cordexa and the Management of NetNation, and will be subject to any applicable legal or regulatory requirements or restrictions. If any aspect of a transaction requires consent from the Securities and Exchange Commission, or its Canadian counterpart, state or provincial public utility commission or similar regulatory body, the Parties will use their combined reasonable efforts (at their own expense) to obtain any such consent and other required consents. Either Party shall have the right to refuse to close any such transactions and/or terminate any definitive agreements in the event that the required consents and approvals are conditional or inadequate in any way.


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IV.  EXPENSES

Each Party is responsible for its own expenses expended in achieving the goals of this MOU.


V.  CONFIDENTIALITY/PUBLICITY

The fact and existence of this MOU, the terms and conditions contained herein, as well as the substance of any negotiations between the Parties with respect to the matters contemplated herein are deemed confidential and are subject to the terms of an Agreement for Exchange of Confidential Information signed between the parties, and attached as Schedule A.

The terms and conditions of this MOU and all efforts arising therefrom will not be disclosed to third parties by either Party, including without limitation, by means of a press release, without the prior consent of the other Party, provided, however, that the foregoing shall not preclude the Parties from making any information available to their respective agents, representatives, attorneys, consultants, investors, lenders or prospective partners.


VII.  AGREEMENT  DURATION

This MOU shall have a planned duration of 1 year following the agreement date, with annual renewals to be confirmed at the end of each year of the agreement.

VIII.  GOVERNING  LAW

This MOU and all attachments hereto shall be governed and construed in accordance with the laws of the Province of British Columbia, without regard to conflict of laws or principles.



                          -- SIGNATURES ON NEXT PAGE --


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IN  WITNESS  THEREOF,  the  Parties have duly executed this Agreement, as of the effective  date.


Agreed  to               :              Agreed  to:

NetNation  Communication  Inc.          Cordexa  Networks  Corp.
Harbour  Center  Suite  1410            938  Howe  Street,  Suite  401
555  West  Hastings  Street             Vancouver  BC  V6Z1N9
Vancouver,  BC  V6B4N6                  Canada


By:          /s/  Joe  McGuiness        By:     /s/  Matthew  Sebal
             -------------------                  -------------------
Name:          Joe  McGuiness           Name:     Matthew  Sebal

Title:         President                Title:    Business  Developer

               ------------------               ------------------
Date:                                 Date:


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SCHEDULE  A

AGREEMENTS  FOR  EXCHANGE  OF  CONFIDENTIAL  INFORMATION

                            CONFIDENTIALITY AGREEMENT

This Agreement is entered into and is effective as of_________________ by and between NetNation and Cordexa.

DEFINITION  OF  CONFIDENTIAL  INFORMATION:

Each party agrees that all information and materials disclosed NetNation and Cordexa regarding a proposed business deal between the parties, including the terms and conditions of this Agreement and the existence of the discussion between the parties, will be considered and referred to collectively in this Agreement as "Confidential Information". Confidential Information does not include information that is now or subsequently becomes generally available to the public through no fault or breach on the part of either party; either party can demonstrate to have had rightfully in its possession prior to disclosure to the receiving party; is independently developed by either party without the use of any Confidential Information; or either party rightfully obtains from a third party who has the right to transfer or disclose it.

NONDISCLOSURE  AND  NONUSE  OF  CONFIDENTIAL  INFORMATION:

The parties shall not disclose, publish, or otherwise disseminate Confidential Information to anyone other than those of its employees and trusted subcontractors with a need to know, and each party shall take reasonable precautions to prevent any unauthorized use, disclosure, publication, or dissemination of Confidential Information. The parties accept the Confidential Information for the sole purpose of evaluation in connection with either party's business discussions with each other. Each party shall not use Confidential Information otherwise for its own or any third party's benefit without the prior written approval of an authorized representative of the disclosing party in each instance. The foregoing restrictions on Confidential Information shall not apply to Confidential Information that is required to be disclosed in connection with any suit, action or other dispute related to the Confidential Information, or otherwise required to be disclosed as a matter of law.

MISCELLANEOUS:

All Confidential Information remains the property of the disclosing party and no license or other rights to Confidential Information is granted or implied hereby. All Confidential Information is provided "AS IS" and without any warranty, whether express or implied, as to its accuracy or completeness. Each party hereby acknowledges that unauthorized disclosure or use of Confidential Information could cause irreparable harm and significant injury to the disclosing party that may be difficult to ascertain. Accordingly, each party agrees that the disclosing party will have the right to seek and obtain immediate injunctive relief to enforce obligations under this Agreement, in addition to any other rights and remedies each party may have.

ENTIRE  AGREEMENT  AND  GOVERNING  LAW:

This Agreement constitutes the entire agreement with respect to the Confidential Information disclosed herein and supersedes all prior or contemporaneous oral or written agreements concerning such Confidential Information. This Agreement may not be amended except by the written agreement signed by authorized representatives of both parties. This agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, excluding that body of British Columbia law concerning conflicts of law. Understood and agreed to by the duly authorized representative of the parties:


Cordexa

Signature          _________________________________     Date:


NetNation  Inc.

Signature:     _________________________________     Date


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SCHEDULE  B

MOU  ACTION  PLANS

RECURRING  ACTIONS

Monthly  -  NetNation  and  Cordexa  MOU  management  team  meets  to:

-    review  progress  and  results  from  the  previous  month;
-    develop  action  plans  for  the  next  month;
-    identify  and  discuss  Additional  Opportunities  as  appropriate;
-    recommend  additions  and  modifications  to  the  MOU.

This meeting may be combined with other MOU management team activities, such as a site visit, planning session, or other activity.

Yearly  -  NetNation  and  Cordexa  sponsoring  executives  meet  to:

-    review  progress  and  results  from  the  previous  year;
-    discuss  and  approve  major  changes  to  the  MOU  as  appropriate;
-    determine  if  the  MOU  should  be  continued  into  the  year.

CURRENT  ACTION  PLAN  -  THE  NEXT  STEP

PROPOSED  ACTION  ITEMS

-    Cordexa  to  develop  appropriate  go-forward  strategy
-    NetNation  stakeholders  to  participate  in   day  workshop  with  Cordexa
development  leads  to  better  understand  each  company's  offerings.
-    Resource Cordexa skills in support of skills needed and timeline to be met.


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